EXHIBIT  23.1  -  CONSENT  OF  ACCOUNTANTS

                           MICHAEL JOHNSON & CO., LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                         9175 EAST KENYO AVE., SUITE 100
                             DENVER, COLORADO 80237

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of World Am Communications, Inc. on Form S-8 of our report dated March 29, 2003 relating to the financial statements of World Am Communications, Inc. appearing in the Company's Annual Report on Form 10-KSB and any amendments thereto for the year ended December 31, 2002.


BY:  /s/ Michael Johnson
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Michael  Johnson,  CPA

DATE: September 30, 2003
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